Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of MEDICAL ALARM CONCEPTS HOLDING, INC. (the “Company”) on Form 10-Q/A for the quarter ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Howard Teicher, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q/A for the quarter ending December 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q/A for the quarter ending December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2010

/s/ Howard Teicher
Howard Teicher Chief Executive Officer